Exhibit 10.2 – Form of Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of January 20, 2010, by and among China Marine Food Group Limited. a Nevada Corporation (the “Company”), the purchasers signatory hereto (each a  “Purchaser” and together the “Purchasers”), Global Hunter Securities, LLC and Brean Murray, Carret & Co. LLC (collectively the “Placement Agents”) and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, New York, New York 10006 (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the Purchasers will be purchasing from the Company shares of Common Stock of the Company (the “Securities”) pursuant to a Securities Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (the “Purchase Agreement”) for an aggregate purchase price for all of the Securities equal to $30,000,022 (the “Funds”);

WHEREAS, the Company, the Placement Agents  and the Purchaser have requested that the Escrow Agent hold the Funds in escrow for the purchase of the Securities until the Escrow Agent receives the Release Notice in the form annexed hereto as Exhibit A (the “Release Notice”);

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

TERMS OF THE ESCROW

1.1           The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds of up to $30,000,022 (the “Funds”) in principal amount as contemplated by this Agreement.

1.2           Upon the Escrow Agent’s receipt of the Funds from Purchaser into its master escrow account for the benefit of the Company, it shall telephonically advise the Company, or the Company’s designated attorney or agent, of the amount of funds it has received into its master escrow account.

1.3           Wire transfers to the Escrow Agent shall be made as follows:

Citibank
New York, NY
A/C of Sichenzia Ross Friedman Ference LLP (IOLA Account)
A/C#: 92883436
ABA#: 021000089
SWIFT Code: CITIUS33
REF: GHS & BMC / CHINA MARINE FOOD GROUP LIMITED

1.4           Once the Escrow Agent receives the Release Notice executed by the Company and the Purchaser, it shall wire the aggregate Funds in accordance with the Closing Statement signed by the Company.

The Escrow Agent shall be entitled to compensation for its services in the amount of $5,000.00, which compensation shall be paid by the Company on the date hereof. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Agreement, or there is any assignment of interest in the subject matter of this Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event by the Company.  If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.   The Escrow Agent shall have, and is hereby granted, a prior lien upon the escrow funds with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the escrow funds.

ARTICLE II

MISCELLANEOUS

2.1           No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2             All notices or other communications required or permitted hereunder shall be in writing.

2.3             This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4             This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5            Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine.  This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.  Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6             The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.  Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7             The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Purchaser and the Escrow Agent.

2.8             The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9             The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10           The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.11           The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.12           The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and Purchaser.  In the event of any such resignation, Purchaser and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

2.13           If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14           It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

2.15           The Company and Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

2.16           The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company in any transaction and/or dispute including any dispute between the Company and the Purchaser, whether or not the Escrow Agent is then holding the documents or escrow funds held by the Escrow Agent hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

CHINA MARINE FOOD GROUP LIMITED

By:	/s/ Pengfei Liu
Name: Pengfei Liu
Title: Chief Executive Officer

PLACEMENT AGENTS

GLOBAL HUNTER SECURITIES LLC

By:	/s/ Patrick Winton
Name: Patrick Winton
Title: Managing Director

BREAN MURRAY CARRET & CO., LLC

By:	/s/ Richard L. Serrano
Name: Richard L. Serrano
Title: Managing Director

ESCROW AGENT:

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:	/s/ Richard Friedman
Name: Richard Friedman
Title: Partner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASER FOLLOW]

[SIGNATURE PAGE OF PURCHASER TO CHINA MARINE FOOD GROUP LIMITED ESCROW AGREEMENT]

Name of Investing Entity: _______________________________________________
Signature of Authorized Signatory of Investing entity: __________________________
Name of Authorized Signatory: ___________________________________________
Title of Authorized Signatory: ____________________________________________

Exhibit A to
Escrow Agreement
RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of January 20, 2010, among China Marine Food Group Limited (the “Company”), Global Hunter Securities LLC and Brean Murray, Carret & Co., LLC (collectively the “Placement Agents”), the purchaser signatory hereto (the “Purchaser”) and Sichenzia Ross Friedman Ference LLP, as Escrow Agent (the “Escrow Agent”); capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the release of the Funds.  The Company, the Placement Agent and the undersigned Purchaser authorize the release by the Escrow Agent of the Funds as set forth in the Closing Statement. This Release Notice shall not be effective until executed by the Company and Purchaser.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of January, 2010.

CHINA MARINE FOOD GROUP LIMITED

By:
Name:
Title:

GLOBAL HUNTER SECURITIES

By:
Name:
Title:

BREAN MURRAY CARRET & CO., LLC

By:
Name:
Title:

[SIGNATURE PAGE OF PURCHASER FOLLOWS]

[SIGNATURE PAGE OF PURCHASER TO THE CHINA MARINE FOOD GROUP LIMITED RELEASE NOTICE]

Name of Investing Entity: _______________________________________________
Signature of Authorized Signatory of Investing entity: __________________________
Name of Authorized Signatory: ___________________________________________
Title of Authorized Signatory: ________________________________________